UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Lpath, Inc.
(Name of Registrant as Specified In Its Charter)

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LPATH, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of Lpath, Inc. will be held at the offices of Lpath, Inc., 6335 Ferris Square, Suite A, San Diego, CA  92121 on June 24, 2009 at 9:00 a.m. Pacific Daylight Time, for the following purposes:

1.       To elect five directors;

2.       To ratify the appointment of LevitZacks as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.       To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The meeting may be adjourned from time to time and at any reconvened meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our by-laws.  Stockholders of record at the close of business on April 30, 2009 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting:

The Form 10-K, Notice and Proxy Statement are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Gary J.G. Atkinson

Gary J.G. Atkinson
Vice President, Chief Financial Officer, and Secretary
May 14, 2009

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD JUNE 24, 2009

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Lpath, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 6335 Ferris Square, Suite A, San Diego, California 92121 (“Lpath” or the “Company”) to be voted at the 2009 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) to be held on June 24, 2009 at the offices of Lpath, Inc. at 6335 Ferris Square, Suite A, San Diego, CA 92121 at 9:00 a.m. Pacific Daylight Time, and any adjournment thereof.  When a proxy is properly executed and returned to Lpath in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval, except for proposal two (to be described in more detail later herein).  With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.  This proxy statement and the accompanying proxy are being sent to stockholders on or about May 14, 2009.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised (i) by written notice of revocation given to the Secretary of the Company, (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken), or (iii) by attending the Annual Meeting and voting in person; attendance at the Annual Meeting will not in and of itself revoke a proxy.

Abstentions, Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Class A common stock, par value $0.001 per share (“Common Stock”) entitled to vote at the Meeting is necessary to constitute a quorum.  Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality.  For ratification of the appointment of the Company’s independent auditors, the affirmative vote of a majority of the shares entitled to vote on such matter is required for approval.  The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

Record Date, Quorum, Voting

Holders of record of our shares of Common Stock, our only class of issued and outstanding voting securities, at the close of business on April 30, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting.  There were 52,931,071 shares of Common Stock outstanding as of the Record Date.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders, except in regard to the election of directors for which there will be cumulative voting as described under the heading “Cumulative Voting” on page 4 of this proxy statement.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for re-election five directors, each of whom is currently serving on the Board.  The sixth seat on the Board of Directors is currently vacant, and the Company continues to search for a suitable candidate to fill the vacancy.   See “Nominees for Director” below for profiles of the nominees.  After the election of the directors at the meeting, the Company’s Board will have five directors and one continuing vacancy on the Board of Directors unless such vacancy is filled prior to the date of the meeting.  At present, the Board of Directors does not anticipate that this vacancy on the Board will be filled by the time of meeting.

The Board believes that re-electing these incumbent directors will promote stability and continuity.  The Board expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable or unable to serve.  If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

Nominees for Director

The following persons have been nominated by the Board of Directors for re-election to the Board of Directors at the Annual Meeting:

Name	Age	Position
Scott R. Pancoast	50	President, Chief Executive Office, and Director
Jeffrey A. Ferrell (1) (2)	35	Director
Charles A. Mathews (1) (2)	71	Director
Daniel H. Petree (1) (2)	53	Director
Donald R. Swortwood (1)	68	Director

(1)                                  Member of the Compensation Committee

(2)                                  Member of the Audit Committee

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

The following sets forth certain information regarding our directors and executive officers as of March 31, 2009 (biographical descriptions below that reference dates prior to November 30, 2005 relate to such officer’s role in Lpath Therapeutics, Inc., our wholly-owned subsidiary):

Name	Age	Position
Scott R.Pancoast	50	President, Chief Executive Officer and Director
Roger A. Sabbadini, Ph.D.	62	Vice President, Chief Scientific Officer
Gary J.G. Atkinson	57	Vice President, Chief Financial Officer and Secretary
Jeffrey A. Ferrell	35	Director
Charles A. Mathews	71	Director
Daniel H. Petree	53	Director
Donald R. Swortwood	68	Director

Scott R. Pancoast

Chief Executive Officer, President, and Director

Mr. Pancoast has served as the President and Chief Executive Officer of Lpath since March 2005, and as a Director of Lpath since 1998.  Prior to joining Lpath, from 1994 to 2005 Mr. Pancoast was the Executive Vice President of Western States Investment Corporation (“WSIC”), a private San Diego venture capital fund.  He has served as the CEO or interim CEO for six start-up companies, and has been a member of the board of directors for over 15 companies, including two public companies.  During 2005 and 2006 Mr. Pancoast continued to serve as the Executive Vice President of WSIC, which is co-owned by two of Lpath’s largest stockholders.  Lpath was reimbursed by WSIC for the portion of his compensation and benefits corresponding to the time he devoted to WSIC matters.  Effective December 31, 2006, Mr. Pancoast resigned from his position as an officer and director of WSIC; however, he continues to serve as a member of the board of directors of four WSIC portfolio companies.  From 1986 to 1994 Mr. Pancoast was with National Sanitary Supply Company, where he was a member of the Board of Directors and served in various management positions including Senior Vice President — Operations and Chief Financial Officer. Mr. Pancoast currently serves on the board of Sound Health Solutions, Inc. [SHSO.PK].   He is a graduate of the Harvard Business School and the University of Virginia.

Roger A. Sabbadini, Ph.D.

Scientific Founder, Vice President, Chief Scientific Officer

Dr. Sabbadini founded Lpath in 1997 and has served as the Chief Scientific Officer since its inception.  Dr. Sabbadini is professor emeritus of Biology at San Diego State University, where he served for over 29 years, and is the founder of three biotechnology companies incubated out of San Diego State University.  Dr. Sabbadini’s lab is focused on developing novel therapeutics for the treatment of sphingolipid-related diseases.  Dr. Sabbadini is a Charter Member of the SDSU Molecular Biology Institute and a Charter Member of the SDSU Heart Institute.  He holds a Ph.D. from the University of California, Davis. Dr. Sabbadini served as a Director of Lpath from December 2005 to November 2008.

Gary J. G. Atkinson

Vice President, Chief Financial Officer, and Secretary

Mr. Atkinson joined Lpath as Vice President, Chief Financial Officer in 2005.  He has more than 20 years of financial management experience.  During 2006, Mr. Atkinson devoted a portion of his time to matters relating to WSIC.  Lpath was reimbursed by WSIC for the portion of his compensation and benefits corresponding to the time he devoted to WSIC matters.  Prior to joining Lpath, Mr. Atkinson served, from 2001 to 2005 as Senior Vice President and Chief Financial Officer at Quorex Pharmaceuticals, Inc., a drug discovery company.  From 1995 to 2000, Mr. Atkinson served as Vice President of Finance at Isis Pharmaceuticals, a publicly held pharmaceutical research and development company.  He began his career with Ernst & Young and holds a B.S. from Brigham Young University.

Jeffrey A. Ferrell

Director

Mr. Ferrell currently serves as the Managing Member of Athyrium Capital Management, LLC, a life sciences focused investment and advisory company with offices in New York City. From 2001 to 2008, Mr. Ferrell served in a number of capacities at Lehman Brothers. Most recently he oversaw public and private life sciences investments for Global Trading Strategies, a principal investment group within Lehman, as a Senior Vice President. Prior to that he was a Vice President in Lehman Brothers’ Private Equity division. Prior to joining Lehman in 2001, he was a principal at Schroder Ventures Life Sciences in Boston. Ferrell holds an A.B. in Biochemical Sciences from Harvard University.

Charles A. Mathews

Director

Mr. Mathews is an active private investor and serves as an independent director on the boards of a number of public and private companies. From March 2005 to November 2006, Mr. Mathews was Chairman of Avanir Pharmaceuticals (AVNR), a drug development and marketing company and from May to September 2005 acted as its Chief Executive Officer.  Mr. Mathews is a past president of the San Diego Tech Coast Angels, part of an affiliation of over 200 accredited “angel” investors active in the life science and technology industries. From April 2002 until January 2004, Mr. Mathews served as the President and Chief Executive Officer of DermTech International, a privately held contract research organization focused on dermal and transdermal drugs. From 1996 to April 2002, Mr. Mathews was an independent management consultant, providing CEO-level consulting services to various public and private companies. He continues to serve as a director for Avanir Pharmaceuticals Inc. and several privately held companies.  Mr. Mathews has served as a director of Lpath since March 2006.

Daniel H. Petree

Director

Mr. Petree has over 20 years of experience in the biotechnology industry, serving in a variety of roles including investment banker, senior operating manager and corporate and securities lawyer.  Currently, Mr. Petree serves as a director of Cypress Biosciences, Inc., a company that provides products for the treatment of patients with Functional Somatic Syndromes and other central nervous system disorders, a position which he has held since 2004.  Mr. Petree also is a member and co-founder of P2 Partners, LLC, which provides transaction advisory services to small and medium sized life science companies.  Before co-founding P2 Partners in 2000, Mr. Petree was President and Chief Operating Officer of Axys Pharmaceuticals, a structure-based drug design company in South San Francisco. Neither Cypress Biosciences, Inc., P2 Partners, LLC nor Axys Pharmaceutics is an affiliate of the Company.  Mr. Petree has served as a director of Lpath since November 10, 2008.

Donald R. Swortwood

Director

Mr. Swortwood has served as Chairman and CEO of Western States Investment Corporation since its founding in 1977 and has been an active investor in California business for nearly thirty years. His investments have ranged from a business that developed novel technologies for the detection and treatment of gastro-esophageal reflux disease, which was sold to Medtronic; to a leader in SAN network-management-software solutions, which was sold to EMC; to a business that developed the first “ear thermometer,” which was sold to Wyeth. Currently, the Western States portfolio of holdings includes a number of biotech and life science companies. Mr. Swortwood is a graduate of Stanford University.  Mr. Swortwood has served as a director of Lpath since July 2006.

There are no family relationships between any of the officers and directors.

Cumulative Voting

Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, five votes per share).  A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as such stockholder wishes, either by so marking his ballot at the meeting or by specific voting instructions sent to the Company with a signed proxy.  In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited.  Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying proxy to vote the proxies in such manner as will elect as directors the nominees named above and in the accompanying proxy card.

If you choose to cumulate your votes, you will need to submit a proxy card or a ballot, and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by so indicating in writing on your ballot when voting at the Annual Meeting.  If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee, or nominee.

Vote required

The shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees, unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the meeting by a plurality of the votes cast.

Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

General

During the year ended December 31, 2008, the Board of Directors met seven times and it took action by unanimous written consent six times.  The Company has an audit committee and a compensation committee.  The Company does not have a nominating committee, which function is conducted by the Board.  See “Director Nominating Process” on page 7 of this proxy statement.

Committees

The Compensation Committee.  The Compensation Committee of the Board of Directors, currently consisting of Messrs. Charles Mathews (director), Daniel Petree (director), Donald R. Swortwood (director), and Jeffrey Ferrell (director), makes proposals to the full Board of Directors for officer compensation programs, including salaries, option grants and other forms of compensation.  The Compensation Committee met one time in 2008. The Board has determined that Messrs. Mathews, Ferrell, and Petree are each an “independent director” as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200).

The Compensation Committee operates pursuant to a charter, approved by the Board of Directors on March 4, 2006, that complies with the corporate governance standards of the Nasdaq Stock Market.  A copy of this charter is attached as Appendix A to the Company’s proxy statement for its 2006 annual meeting.

Compensation Committee Interlocks and Insider Participation.  There are no Compensation Committee interlocks.

The Audit Committee.  The Audit Committee of the Board of Directors, currently consisting of Messrs. Charles Mathews (director), Jeffrey Ferrell (director), and Daniel Petree (director), recommends the firm to be employed as the Company’s independent public accountants, and oversees the Company’s audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.  The Audit Committee met six times in 2008.

The Company’s Board of Directors has determined that each current member of the Audit Committee is an “independent director,” and in making this determination, the Board has applied the “independent director” guidelines as defined under the marketplace rules of the Nasdaq Stock Market (Rule 4200).  The Company’s Board of Directors has also determined that Mr. Mathews is an audit committee “financial expert” within the applicable definition of the Securities and Exchange Commission.

The Audit Committee operates under a charter that was approved by the Board of Directors on April 25, 2006.  A copy of this charter is attached as Appendix B to the Company’s proxy statement for its 2006 annual meeting.

Compensation of Directors

During 2008 the terms of the compensation arrangements for our non-management directors were as follows:

•      Non-management directors shall receive an annual payment of $25,000, which is payable in equal quarterly payments.

•      The non-management directors shall receive a stock option grant that vests over a four-year period and is intended to be the sole non-cash compensation paid to non-management directors.  These options will vest in equal monthly installments over a four-year period.  The exercise price of such options will be the fair market value of the Company’s Common Stock on the date immediately prior to the date of grant.  Such stock options will expire on the tenth anniversary of the date of grant.

Directors who are also executive officers of the Company are not paid additional compensation for serving as directors.

Director Compensation Fiscal Year 2008

Name	Fees Paid in Cash	Option Awards		Total
Jeffrey A. Ferrell	$25,000	$—	(1)	$25,000
Charles A. Mathews	$25,000	$14,286	(2)	$39,286
Daniel H. Petree	$—	$—	(3)	$—
Donald R Swortwood	$25,000	$16,001	(4)	$41,001

(1)   Mr. Ferrell was appointed to the Board on April 6, 2007 and elected on October 9, 2007.  Mr. Ferrell was granted 23,000 restricted stock units on February 9, 2009.

(2)   As of December 31, 2008, Mr. Mathews held 50,000 stock options, of which 34,375 were vested and 20,000 restricted stock units, of which 8,750 were vested.  Mr. Mathews was elected to the Board on March 2, 2006.  Mr. Mathews was granted 20,000 restricted stock units on February 9, 2009.

(3)   Mr. Petree was appointed to the Board of Directors on November 10, 2008.  Mr. Petree was granted 23,000 restricted stock units on February 9, 2009.

(4)   As of December 31, 2008, Mr. Donald R. Swortwood held 50,000 stock options, of which 30,208 were vested.  Mr. Swortwood was elected to the Board on July 25, 2006.  Mr. Swortwood was granted 20,000 restricted stock units on February 9, 2009.

Director Attendance at Annual Meeting

The Company encourages members of the Board of Directors to attend annual meetings.   Part of that encouragement from the Company consists of a reimbursement policy.  The Company reimburses directors for reasonable out-of-pocket expenses incurred by directors in attending an annual meeting.

CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics for our employees, officers and directors, a copy of which is attached as Exhibit 14.1 to our annual report on Form 10-KSB for the year ended December 31, 2005.

This code constitutes a “code of ethics” as defined by the rules of the Securities and Exchange Commission.  This code also contains “whistle blower” procedures adopted by our audit committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters.

Director Independence

We currently have three “independent directors” as determined by our Board of Directors, and two non-independent directors.  In assessing director independence, we follow the criteria of the Nasdaq Stock Market (Marketplace Rule 4200).  Our current independent directors are Jeffrey Ferrell, Charles Mathews and Daniel Petree.

Director Nomination Process

General.  The Board of Directors does not have a nominating committee; rather, the process of selecting nominees for election as directors is carried by the entire Board of Directors because the entire Board can do a more efficient job of overseeing the nomination process than just our three independent directors who are already members of our audit committee and compensation committee.  In relation to the nomination process, each member of the Board of Directors has a responsibility to: (i) identify individuals qualified to become Board members; (ii) recommend to the Board those individuals that should be nominees for election or re-election to the Board or otherwise appointed to the Board (with authority for final approval remaining with the Board); and (iii) develop criteria for evaluating prospective candidates to the Board.

Process for Identifying and Evaluating Candidates.  The Board of Directors may identify potential Board candidates from a variety of sources, including recommendations from current directors or management or any other source the Board deems appropriate.  The Board may also engage a search firm or a consultant to assist it in identifying, screening, and evaluating potential candidates.  The Board has been given sole authority to retain and terminate any such search firm or consultant.

In considering candidates for the Board, the Board evaluates the entirety of each candidate’s credentials.  The Board considers, among other things: (i) business or other relevant experience; (ii) expertise, skills, and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized Board committees—such as the audit committee or compensation committee.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis.  The Board believes that informal communications are currently sufficient to communicate questions, comments, and observations that could be useful to the Board.  However, stockholders wishing to formally communicate with the Board may send communications directly to the Company at 6335 Ferris Square, Suite A, San Diego, CA 92121, Attention: Corporate Secretary.  All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed.

Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.  For information concerning stockholder proposals, see “Stockholder Proposals for the 2010 Annual Meeting” on page 18 of this proxy statement.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF LEVITZACKS AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

LevitZacks has served as the Company’s independent registered public accounting firm since December 2, 2005, when our sole director approved the appointment of LevitZacks (then known as Levitz, Zacks & Ciceric), independent auditors, to audit the financial statements of the Company for the 2005 fiscal year.  Prior to December 16, 2005, our sole director also performed all Audit Committee functions.  Upon recommendation of the Audit Committee, the Board of Directors approved the engagement of LevitZacks as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

The Audit Committee intends to meet with LevitZacks in 2009 on a quarterly or more frequent basis.  At such times, the Audit Committee will review the services performed by LevitZacks, as well as the fees charged for such services.

A representative of LevitZacks is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires.  The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by LevitZacks during Fiscal Years 2008 and 2007.

Set forth below is certain information concerning fees billed to us by LevitZacks in respect of services provided in 2008 and 2007.

	2008	2007

Audit fees	$120,899	$93,904
Audit-related fees	—	—
All other fees	—	—
Tax Fees	—	3,154

Total	$120,899	$97,058

Audit Fees: For the years ended December 31, 2008 and 2007, the aggregate fees billed by LevitZacks for professional services rendered for audits and quarterly reviews of our consolidated financial statements, and assistance with reviews of registration statements and documents filed with the SEC.

Audit-Related Fees: For the years ended December 31, 2008 and 2007, there were no audit-related fees, excluding the audit fees described under the prior paragraph, which were billed by LevitZacks.

Tax Fees: For the years ended December 31, 2008 and 2007, the aggregate fees billed by LevitZacks for services related to tax return preparation and tax planning (which related wholly to services billed in 2007).

All Other Fees: For the years ended December 31, 2008 and 2007, there were no fees billed by LevitZacks for other services, other than the audit fees described above.

Policy on Audit Committee pre-approval of audit and permitted non-audit services of independent auditors

The charter of the Audit Committee requires advance approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by our independent registered public accounting firm, subject to any exception permitted by law or regulation. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. During the year 2008, no permitted non-audit services were performed by our independent registered public accounting firm which required either the Chair of the Audit Committee or the Audit Committee to pre-approve or approve such services.

Interest of Certain Persons in Matters to be Acted Upon

There are no persons who have a direct or indirect substantial interest in the matter described under Proposal 2 above.

Vote required

Submission of the appointment to stockholder approval is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares entitled to vote on this matter votes in favor of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LEVITZACKS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009 (ITEM 2 ON THE ENCLOSED PROXY CARD).

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Lpath, Inc. with respect to Lpath’s audited financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 25, 2009.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

The members of the Audit Committee reviewed and discussed the audited financial statements with certain members of the management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee of the Board of Directors of Lpath, Inc. met on March 17, 2009 to review the financial statements for the fiscal year ended December 31, 2008 audited by LevitZacks, Lpath’s independent registered public accounting firm.  The Audit Committee discussed with a representative of LevitZacks the matters required to be discussed by SAS 61.  The Audit Committee received the written disclosures and the letter from LevitZacks required by Independence Standards Board Standard No. 1 and has discussed with LevitZacks its independence.

Conclusion

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Charles A. Mathews, Director

Jeffrey A. Ferrell, Director

Daniel H. Petree, Director

EXECUTIVE COMPENSATION

The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our two other most highly compensated executive officers (collectively, the “Named Executives”) during the year ended December 31, 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Option and RSU Awards		All Other Compensation (7)		Total

Scott R. Pancoast	2008	$352,917	(1)	$—		$1,066,358	(5)	$9,200	(6)	$1,428,475
Chief Executive Officer and President	2007	$342,308	(1)	$70,311	(4)	$560,103	(5)	$9,000	(6)	$981,722

William A. Garland, Ph.D.	2008	201,106	(2)	$85,000	(4)	$(88,261	)(5)	—		$197,845
Vice President, Drug Development	2007	$278,250	(2)	$—		$231,951	(5)	—		$510,201

Gary J.G. Atkinson	2008	$232,077	(3)	$—		$221,483	(5)	$8,883	(6)	$462,443
Vice President, Chief Financial Officer	2007	$220,461	(3)	$25,311	(4)	$103,873	(5)	$8,449	(6)	$358,094

(1)   Scott Pancoast, our CEO and President, was paid a base salary of $367,500 per annum, effective as of November 10, 2008.  Mr. Pancoast serves as a member of the board of directors of four WSIC portfolio companies.  Mr. Pancoast may be granted annual bonuses and stock options at the discretion of the Board, upon review and recommendation by the Compensation Committee.

(2)   William Garland, Ph.D., stepped down as Vice President—Drug Development of the Company effective as of September 22, 2008. Dr. Garland was paid $130 per hour, effective as of January 1, 2008, pursuant to his consulting agreement.  Dr. Garland was also granted stock options in connection with his consulting agreement.

(3)   Gary Atkinson, our Vice President and Chief Financial Officer, was paid a base salary of $260,000 per annum, effective as of November 1, 2008. Mr. Atkinson will devote his full time duties to the company, except that a portion of his time may, from time to time, be devoted to matters relating to Western States Investment Corporation (in which case, the company will be reimbursed by WSIC).  Mr. Atkinson may be granted annual bonuses and stock options at the discretion of the Board, upon review and recommendation by the Compensation Committee.

(4)   Scott R. Pancoast and Gary J.G. Atkinson received bonuses in 2007 in recognition of their performance and achievements in 2006.  Dr. Garland received bonuses in 2008 upon achievement of specific drug development performance goals.

(5)   Option and Restricted Stock Units (“RSU”) award compensation represents the aggregate annual stock compensation expense of the officer’s outstanding stock option grants and restricted stock units.  Pursuant to the provisions of SFAS No. 123(R) stock-based compensation for employees is measured at the grant date based on the fair value of the award and is recognized as compensation expense over the service period, which generally represents the vesting period.  Stock-based compensation expense for consultants is measured at the latter of the vesting date or the balance sheet date.  Since Dr. Garland was a consultant and Lpath’s stock price had declined in 2008 compared to 2007, Lpath recorded a credit to stock-based compensation expense in 2008.  Material terms of option awards for each of the named executive officers are set forth in the following table entitled “Outstanding Equity Awards at Fiscal Year-End 2008”.

(6)   Amounts represent company matching 401(k) contributions.

The following table details unexercised stock options and restricted stock units for each of our Named Executives as of December 31, 2008.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
									Equity Incentive
								Equity Incentive	Plan Awards:
	Number of	Number of					Market	Plan Awards:	Market
	Securities	Securities				Number of	Value of	Number of	Value of
	Underlying	Underlying				Shares or	Shares or	Unearned Shares or	Unearned Shares or
	Unexercised	Unexercised		Option	Option	Units of Stock	Units of Stock	Units of Stock	Units of Stock
	Options (#)	Options (#)		Exercise	Expiration	That Have Not	That Have Not	That Have Not	That Have Not
Name	Exercisable	Unexercisable		Price ($)	Date (1)	Vested (#) (4)	Vested ($) (4)	Vested (#) (5)	Vested ($) (5)

Scott R. Pancoast	154,167	45,833	(2)	$0.80	11/30/2015	232,031	$243,633	144,374	$151,593
	222,919	25,921	(2)	$0.22	5/16/2015
	562,500	37,500	(3)	$0.08	3/29/2015
	75,000	—		$0.05	8/25/2014
	10,000	—		$0.10	5/19/2009

William A. Garland, Ph.D.	100,000	—		$0.05	2/12/2013
	66,000	—		$0.05	9/9/2016
	65,778	—		$0.22	5/16/2015

Gary J.G. Atkinson	57,812	17,188	(2)	$0.80	11/30/2015	56,250	$59,063	35,000	$36,750
	178,125	46,875	(2)	$0.64	10/28/2015

(1)          For each option shown, the expiration date is the 10th anniversary of the date the option was granted.

(2)          One quarter of the shares vest one year from the date of grant, the remaining shares vest monthly over the following three years.

(3)          Shares vest monthly over four years.

(4)          Restricted Stock Units vest over a four-year period.

(5)          Performance based restricted stock units vest upon the achievement of specific performance objectives.

Narrative to Summary Compensation Table and Outstanding Equity Awards Table

The Compensation Committee granted merit-based non-statutory stock options and statutory stock options to the executive officers and other employees in previous years.  In November 2007, the Compensation Committee granted restricted stock units to the executive officers and our other employees.

Such grants of stock options and restricted stock units were granted out of our Amended and Restated 2005 Equity Incentive Plan (“the Plan”).  There are 10,390,000 shares of Class A common stock authorized for grant under the Plan. The Plan allows for grants of incentive stock options with exercise prices of at least 100% of the fair market value of Lpath’s common stock, nonqualified options with exercise prices of at least 85% of the fair market value of the company’s common stock, restricted stock, and restricted stock units. All stock options granted to date have a ten-year life and vest over zero to five years.  Restricted stock units granted have a five-year life and vest over zero to four years or upon the achievement of specified clinical trial milestones.

On March 27, 2006, following the approval by the Company’s Compensation Committee and Board of Directors, the Company entered into an employment agreement with Scott R. Pancoast, President and Chief Executive Officer.  Under the terms of his employment agreement, Mr. Pancoast receives a minimum annual salary of $330,000.  Effective November 10, 2008, Mr. Pancoast’s base salary under the employment agreement was increased to $367,500.  Mr. Pancoast may be granted bonuses and equity compensation at the discretion of the Board, upon review and recommendation by the Compensation Committee.  Mr. Pancoast was paid a bonus of $70,311, in 2007 based on his service in 2006.  No bonus was paid in 2008.  However, in February 2009, the Board approved a bonus in the amount of $172,000 for Mr. Pancoast.  The amount of this bonus was accrued in the Company’s financial statements as of December 31, 2008.  On November 20, 2007, Mr. Pancoast was granted restricted stock units for 825,000 shares of Lpath common stock.  One-half of these RSUs vest over a four-year service period, while the remainder vests upon the achievement of specific performance objectives.  If Mr. Pancoast’s employment is terminated by the Company without cause, he is entitled to receive his base salary and benefits for a period of 12 months following such termination, and the portion of his stock options and restricted stock units that would have vested during the 18 months following the termination will immediately vest.  If Mr. Pancoast’s employment is terminated in connection with a change of control of the Company, then Mr. Pancoast will be paid his base salary and benefits for a period of 18 months following such termination, and the portion of his stock options and restricted stock units that would have vested during the 24 months following the termination will immediately vest.

On March 27, 2006, following the approval by the Company’s Compensation Committee and Board of Directors, the Company entered into an employment agreement with Gary Atkinson, Vice President and Chief Financial Officer.  Under the terms of his employment agreement, Mr. Atkinson receives a minimum annual salary of $210,000.  Effective November 1, 2008, Mr. Atkinson’s base salary under the employment agreement was increased to $260,000.  Mr. Atkinson may be granted bonuses and equity compensation at the discretion of the Board, upon review and recommendation by the Compensation Committee.  Mr. Atkinson was paid a bonus of $25,311, in 2007 based on his service in 2006.  No bonus was paid in 2008.  However, in February 2009, the Board approved a bonus in the amount of $76,000 for Mr. Atkinson.  The amount of this bonus was accrued in the Company’s financial statements as of December 31, 2008.  On November 20, 2007, Mr. Atkinson was granted restricted stock units for 200,000 shares of Lpath common stock.  One-half of these RSUs vest over a four-year service period, while the remainder vests upon the achievement of specific performance objectives.  If Mr. Atkinson’s employment is terminated by the Company without cause, he is entitled to receive his base salary and benefits for a period of 7 months following such termination.  If Mr. Atkinson’s employment is terminated in connection with a change of control of the Company, then Mr. Atkinson will be paid his base salary and benefits for a period of 12 months following such termination, and the portion of his stock options and restricted stock units that would have vested during the 24 months following the termination will immediately vest.

We do not provide pension arrangements or post-retirement health coverage for our executives or employees.  Our executive officers are eligible to participate in our 401(k) contributory defined contribution plan.  In any plan year, we contribute to each participant a matching contribution up to a maximum of 4% of the participant’s compensation, subject to statutory limitations.  We do not provide any nonqualified defined contribution or other deferred compensation plans.

Section 16(a) Beneficial Ownership Reporting Compliance.

No person who, during the fiscal year ended December 31, 2008, was a director or officer of the Company, or beneficial owner of more than ten percent of the Company’s Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the “Act”)), failed to file on a timely basis reports required by Section 16 of the Act during such fiscal year except that (a) Scott Pancoast filed untimely Form 4’s on March 28, 2008 (for a transaction occurring on March 22, 2008) and on August 15, 2008 (for a transaction occurring on August 12, 2008), and (b) Donald Swortwood filed an untimely Form 4 on August 15, 2008 (for a transaction occurring on August 12, 2008). The foregoing is based solely upon a review by the Company of Forms 3 and 4 relating the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth information on the beneficial ownership of the Registrant’s Class A common stock by executive officers and directors, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of March 31, 2008.  Except as listed below, the address of all owners listed is c/o Lpath, Inc., 6335 Ferris Square, Suite A, San Diego, CA  92121.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
Barclays Plc 1 Churchill Place London, E145HP, England	8,421,100	(3)	15.9%

LB I Group Inc. 399 Park Avenue 9th Floor New York, NY 10022	7,591,098	(4)	13.4%

Charles Polsky Portfolio Manager WHI Growth Fund, L.P. 191 N. Wacker Drive, Suite 1500 Chicago, Il 60606	7,067,881	(5)	12.9%

Donald R. Swortwood Chairman & Chief Executive Officer Western States Investment Group 6335 Ferris Square, Ste A, San Diego, CA 92121 Director	6,021,092	(6)	11.2%

Letitia H. Swortwood Western States Investment Group 6335 Ferris Square, Ste A, San Diego, CA 92121	5,980,675	(7)	11.2%

E. Jeffrey Peierls 73 S. Holman Way Golden, CO 80401	5,593,618	(8)	10.3%

Brian E. Peierls 7808 Harvestman Cove Austin, TX 78731	4,607,648	(9)	8.5%

Scott R. Pancoast President, Chief Executive Officer and Director	1,609,074	(10)	3.0%

Roger A. Sabbadini, Ph.D. Founder, Chief Scientific Officer, and Director	1,450,248	(11)	2.7%

Gary J.G. Atkinson Vice President, Chief Financial Officer and Secretary	354,687	(12)	*

Charles A. Mathews Director	54,583	(13)	*

Jeffrey A. Ferrell Director	5,750	(14)	*

Daniel H. Petree Director	11,500	(15)	*

All directors and executive officers as a group (seven persons)	9,506,934		17.1%

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

* Less than one percent.

(1) A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2) Percentage information is based on 52,931,071 shares of Class A Common Stock outstanding as of March 31, 2009, plus each person’s warrants, options, and restricted stock units (RSUs) that are currently exercisable or vested (in the case of (RSUs) or that will become exercisable or vested within 60 days of March 31, 2009.  Percentage information for each person assumes that no other individual will exercise any warrants and/or options.

(3) Barclays Plc is a registered broker-dealer.

(4) Includes 3,906,887 shares of Class A common stock issuable upon the exercise of warrants.  Lehman Brothers Holdings Inc., a former public company and broker-dealer, now in Chapter 11 Bankruptcy receivership, is, to the knowledge of the Company, the direct parent company of Lehman Brothers Inc. and indirect parent of LB I Group, Inc.

(5) Includes 1,607,350 shares of Class A common stock and 619,994 shares of Class A common stock issuable upon the exercise of warrants owned directly by WHI Growth Fund, L.P.  Also includes 913,890 shares of Class A common stock and 504,809 shares of Class A common stock issuable upon the exercise of warrants held by WHI Morula Fund, LLC, 526,316 shares of Class A common stock held by WHI Morula Fund II, LLC, 842,120 shares of Class A common stock and 298,587 shares of Class A common stock issuable upon the exercise of warrants held by WHI Select Fund, L.P., and 1,315,796 shares of Class A common stock and 439,019 shares of Class A common stock issuable upon the exercise of warrants held by Panacea Fund, LLC.  William Harris Investors, Inc., a registered investment advisor, serves as the General Partner for the WHI Growth Fund, L.P. and the WHI Select Fund, L.P.  They also serve as the Manager of WHI Morula Fund, LLC, and the Panacea Fund, LLC.

(6) Includes 604,980 shares of Class A common stock issuable upon the exercise of warrants, 35,417 shares of Class A common stock issuable upon the exercise of outstanding options, 5,000 shares of Class A common stock that are issuable pursuant to the terms of RSUs, and 588,000 shares of Class A common stock owned by WSIC.  Mr. Swortwood owns 50% of WSIC.

(7) Includes 604,980 shares of Class A common stock issuable upon the exercise of warrants, and 588,000 shares of Class A common stock owned by WSIC.  Mrs. Swortwood owns 50% of WSIC.

(8) Includes 381,579 shares of Class A common stock and 158,902 shares of Class A common stock issuable upon the exercise of warrants owned directly by Mr. E. Jeffrey Peierls.  Also includes 2,786,842 shares of Class A common stock and 1,085,182 shares of Class A common stock issuable upon the exercise of warrants held by The Peierls Foundation, Inc. (the “Foundation”), and 242,105 shares of Class A common stock and 102,130 shares of Class A common stock issuable upon the exercise of warrants held by the U. D. Ethel Peierls Charitable Lead Trust (the “Lead Trust”), and 638,948 shares of Class A common stock and 197,930 shares of Class A common stock issuable upon the exercise of warrants held by the following trusts: UD E.F. Peierls for B.E. Peierls, UD E.F. Peierls for E.J. Peierls, UD J.N. Peierls for B.E. Peierls, UD J.N. Peierls for E.J. Peierls, UD E.S. Peierls for E.F. Peierls, UW Jennie Peierls for B.E. Peierls, UW Jennie Peierls for E.J. Peierls, UW E.S. Peierls for BEP Art VI-Accum, UW E.S. Peierls for EJP Art VI-Accum (the “Trusts”).  Mr. E. Jeffrey Peierls is the President and a Director of the Foundation and is a Co-Trustee of the Lead Trust, and is a Co-Trustee of the Trusts.  Mr. E. Jeffrey Peierls has voting and investment power over the shares of our Class A common stock held by the Foundation, the Lead Trust and the Trusts.

(9) Includes 278,947 shares of Class A common stock and 112,442 shares of Class A common stock issuable upon the exercise of warrants owned directly by Mr. Brian E. Peierls.  Also includes 2,786,842 shares of Class A common stock and 1,085,182 shares of Class A common stock issuable upon the exercise of warrants held by the Foundation and 242,105 shares of Class A common stock and 102,130 shares of Class A common stock issuable upon the exercise of warrants held by the Lead Trust.  Mr. Brian E. Peierls is the Vice President and a Director of the Foundation and is a Co-Trustee of the Lead Trust.  Mr. Brian E. Peierls has voting and investment power over the shares of our Class A common stock held by the Foundation and the Lead Trust.

(10) Includes 34,796 shares of Class A common stock issuable upon the exercise of warrants, 1,108,840 shares of Class A common stock issuable upon the exercise of outstanding options and 360,938 shares of Class A common stock that are issuable pursuant to the terms of RSUs.

(11) Includes 481,010 shares of Class A common stock issuable upon the exercise of outstanding options and 133,438 shares of Class A common stock that are issuable pursuant to the terms of RSUs.

(12) Includes 267,187 shares of Class A common stock issuable upon the exercise of outstanding options and 87,500 shares of Class A common stock that are issuable pursuant to the terms of RSUs.

(13) Includes 39,583 shares of Class A common stock issuable upon the exercise of outstanding options and 15,000 shares of Class A common stock that are issuable pursuant to the terms of RSUs.

(14) Includes 5,750 shares of Class A common stock issuable pursuant to the terms of RSUs.

(15) 11,500 shares of Class A common stock issuable pursuant to the terms of RSUs.

(16) Includes shares held by all of the directors and executive officers, including Donald R. Swortwood, Scott R. Pancoast, Roger A. Sabbadini, Ph.D., Gary J.G. Atkinson, Charles A. Mathews, Daniel H. Petree, and Jeffrey A. Ferrell.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 18, 2008, the Company entered into the Stock Purchase Agreement (the “2008 SPA”) by and between the Company and certain investors (the 2008 SPA and related documents, together, the “2008 Financing”).  Pursuant to the 2008 SPA, the Company sold shares of its Class A common stock at $0.95 per share and also issued warrants to purchase Class A common stock equal to 25% of the shares purchased by each investor, at an exercise price of $1.25 per share, for aggregate proceeds of approximately $6.7 million.

Pursuant to the 2008 SPA, Mr. Pancoast, the CEO and a director of the Company, subscribed for 25,260 shares of Class A common stock and warrants to purchase 6,315shares of Class A common stock, for an aggregate purchase price of $23,997.  Such subscription was on the same terms and condition as other investors in the 2008 Financing.  Mr. Pancoast subsequently gifted his shares.   Pursuant to the 2008 SPA, the Donald R. Swortwood Trust Dated July 7, 1995, of which Mr. Swortwood — a director of the Company — is a trustee, and Letitia H. Swortwood Revocable Trust #1 Dated September 16, 1992, of which Letitia Swortwood, is a trustee, each subscribed for 131,580 shares of Class A common stock and were issued respective warrants to purchase each 32,895 shares of Class A common stock in exchange for the respective investments of $125,001 by each such trust.

In April 2007, the Company entered into the Stock Purchase Agreement, dated April 6, 2007 (the “2007 SPA”) and related documents (together with the 2007 SPA, the “2007 Financing”), with each of the purchasers specified therein, whereby the Company sold shares of Class A common stock at a per-share price of $0.95 and warrants to purchase Class A common stock at the exercise price of $1.05 for aggregate proceeds of approximately $16.9 million.  Lehman Brothers Holdings Inc. and affiliates (“Lehman”) purchased 8,421,000 shares and was issued warrants to purchase 2,947,385 shares of Class A common stock for a total subscription amount of $8,000,045 pursuant to the 2007 SPA.  In connection with its participation in the 2007 Financing, William Harris Investors, Inc., through affiliates (collectively, “William Harris”) purchased an aggregate 4,696,000 shares of and 1,643,600 warrants to purchase shares of Class A common stock for a total subscription amount of $4,461,200.  The Peierls Foundation, Inc. and affiliates (collectively, “the Peierls Group”) purchased a total of 1,310,000 shares of, and 444,500 warrants to purchase shares of Class A common stock for the aggregate consideration of $1,244,500 pursuant to the 2007 SPA.

In connection with its entry into the 2008 SPA, Lehman subscribed for an aggregate 3,684,211 shares of, and 921,053 warrants to purchase Class A common stock for an aggregate purchase price of $3,500,000.  In October 2008, pursuant to a reorganization of Lehman, beneficial ownership of the shares of Class A common stock acquired by Lehman in connection with the 2007 Financing was transferred to Barclays Capital Plc.

Pursuant to the 2008 SPA, William Harris subscribed for an aggregate 789,472 shares of, and was issued a total of 197,368 warrants to purchase Class A common stock for an aggregate purchase price of $749,998.

In connection with the 2008 Financing, the Peierls Group invested a total of $1,680,000 in exchange for an aggregate 1,768,421 shares of, and 442,105 warrants to purchase Class A common stock.

On March 8, 2007, Scott Pancoast, our President and CEO, and Donald Swortwood, both being directors of the company, agreed to commit up to an aggregate of $400,000 in bridge debt financing to us.  Mr. Pancoast and Mr. Swortwood each agreed to commit up to $200,000. A commitment fee of 4%, or $8,000, was due to each of Mr. Pancoast and Mr. Swortwood as a result of their respective agreements to commit such funds.  Non-interested members of our Board of Directors and Audit Committee approved the commitment and its terms.

On March 23, 2007, pursuant to their commitment to provide the bridge debt financing to us, we and Mr. Pancoast signed a convertible secured promissory note dated March 23, 2007 in the principal amount of $50,000, and Donald Swortwood and Letitia Swortwood each signed a convertible secured promissory note dated March 23, 2007 in the principal amount of $25,000.  The promissory notes carried an interest rate of 9% per annum.  The terms of the promissory notes provided that the outstanding principal balance and all accrued interest was due upon the earlier of September 30, 2007, or the date of the next Qualified Financing Round (as defined in the promissory notes).  All of these promissory notes were repaid in full, together with accrued interest, on April 10, 2007.

Lpath subleases a portion of its facility to Western States Investment Corporation (“WSIC”), owned by two individuals who are among Lpath’s largest stockholders.  The terms of the sublease, in general, are the same as the terms of the company’s direct lease.  To enter into the operating lease agreement described above, the landlord required that $360,000 of the lease obligation be guaranteed.  This guaranty was provided for Lpath by WSIC in exchange for a warrant to purchase 588,000 shares of Lpath common stock.  The warrant terms included an exercise price of $0.80 per share, with an expiration date of May 31, 2007.  The value of this warrant was calculated, using the Black-Scholes model, to be $61,485.  This amount was charged to rent expense over the term of the guaranty.  As of December 31, 2007 the entire amount has been charged to rent expense.

In addition, certain Lpath employees provide investment oversight, accounting, and other administrative services to WSIC.  Certain WSIC employees also provide services to Lpath.  Lpath and WSIC reimburse each other for costs incurred on behalf of the other entity.

During 2008, WSIC reimbursed Lpath $144,000 for investment oversight expenses, $22,157 for lease and facility related expenses, and $2,860 for accounting and other administrative services.  During 2007, WSIC reimbursed Lpath $96,000 for investment oversight expenses, $37,857 for lease and facility related expenses, and $21,783 for accounting and other administrative services.  During 2008 and 2007, Lpath reimbursed WSIC $40,778 and $34,537, respectively, for accounting and administrative expenses.

As of December 31, 2008, WSIC owed Lpath $1,480 for lease and facility expenses.  As of December 31, 2007 WSIC owed Lpath $28,800 for investment oversight expenses, $4,397 for lease and facility related expenses, and $2,860 for accounting and other administrative services.  As of December 31, 2008 and 2007, Lpath owed WSIC $8,816 and $8,820, respectively, for accounting and administrative expenses.

We believe that each of the transactions set forth above, which could be deemed a transaction with a related party: (i) were entered into on terms as fair as those that could be obtained from independent third parties, and (ii) were ratified by a majority (but no less than two) of our independent directors or by our Audit Committee pursuant to Section III, Item 9(d) of our Audit Committee Charter, who, in either case, did not have an interest in the transaction and who had access to our counsel at our expense.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm.  Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held securities representing the lesser of $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting, for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those qualifying securities through the date of the meeting.  Under current Securities and Exchange Commission rules, to be included in the Company’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2010 annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than January 6, 2010.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Secretary of the Company, Gary J.G. Atkinson.  In addition, the proxy solicited by the Board of Directors for the 2010 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2010 annual meeting of stockholders that is not described in the 2010 proxy statement unless the Company has received notice of such proposal on or before the close of business on January 6, 2010.  If the Company determines to change the date of the 2010 annual meeting of stockholders to a date more than 30 days earlier than June 24, 2010, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2010 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission.

ANNUAL REPORTS

Our 2008 Annual Report to Stockholders, which contains our Annual Report on Form 10-K, including its financial statements for the year ended December 31, 2008, accompanies this proxy statement.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Cole W. Workman, Controller, 6335 Ferris Square. Suite A, San Diego, CA 92121, telephone (858) 678-0800.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary J.G. Atkinson

Gary J.G. Atkinson
Vice President, Chief Financial Officer, and Secretary

May 14, 2009

ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

June 24, 2009

Please date, sign, and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

LPATH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott R. Pancoast and Gary J. G. Atkinson, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Lpath, Inc. (the “Company”) to be held at the offices of the Company at 6335 Ferris Square, Suite A, San Diego, California 92121 on June 24, 2009, at 9:00 a.m., Pacific Daylight Time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

If any other business may properly come before the meeting, or if cumulative voting is required, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

June 24, 2009

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors
NOMINEES:
☐	FOR ALL NOMINEES	☐	Jeffrey Ferrell
		☐	Charles A. Mathews
☐	WITHHOLD AUTHORITY	☐	Scott R. Pancoast
	FOR ALL NOMINEES	☐	Daniel Petree
		☐	Donald R. Swortwood
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION 1:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold your vote, as shown here:  ☒

INSTRUCTION 2: To cumulate votes as to a particular nominee(s) as explained in the Proxy Statement, indicate the name(s) and the number of votes to be given to such nominee(s) in the space provided below.

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of LevitZacks as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009	☐	☐	☐

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder.  If no direction is indicated, the proxy will be voted for the election of directors and for approval of proposal 2.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder must sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.